UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act, of 1934


Date of Report: January 22, 2004
(Date of earliest event reported)



Residential Asset Mortgage Products, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE                             333-110437            41-1955181
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
Incorporation)                      File Number)      Identification No.)

8400 Normandale Lake Blvd.                                      55437
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 857-7000

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Item 5.        Other Events.

                On January 29, 2004, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6A, Class A-I-6B, Class A-I-7, Class A-II-A, Class
        A-II-B, Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-II-1, Class M-II- 2, Class M-II-3, Class M-II-4, Class M-II-5, Class M-II-6, Class SB-I, Class SB-II, Class R-I, Class R-II, Class R-III and Class R-IV Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

                In connection with the sale of the Series 2004-RS1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6A, Class A-I-6B, Class A-I-7, Class A-II-A, Class A-II-B, Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-II-1, Class M-II- 2, Class M-II-3, Class M-II-4, Class M-II-5 and Class M-II-6 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC and Citigroup Global Markets Inc. (collectively, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-110437, which Computational Materials are being filed manually as exhibits to this report.

                The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE".

                The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying


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        prepayment and other scenarios.  Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



Item 7.      Financial Statements. Pro Forma Financial Information and Exhibits


         (a) Financial Statements.

               Not applicable.

         (b) Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits


                      ITEM 601(A) OF
                      REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.                  DESCRIPTION

          1                      99                Computational Materials



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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:    /s/ Michael Mead
                                                   Name:  Michael Mead
                                                   Title: Vice President

Dated: January 22, 2004



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                                  EXHIBIT INDEX



               Item 601(a) ofSequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description                  Page

1              99                   Computational Materials      Filed Manually


[TPW: NYLEGAL:204094.2] 16069-00812  01/20/04 12:30pm

                                     EXHIBIT

                             (Intentionally Omitted)


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